Exhibit 10.12.4

Amendment No. 5
to the
DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT
Dated 6th September 2017
Between
LONZA SALES AG
and
DENALI THERAPEUTICS INC.

THIS Amendment is made the 6th day of August 2019
BETWEEN
LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland ("Lonza") and
DENALI THERAPEUTICS INC., of 151 Oyster Point Blvd, 2nd Floor, South San Francisco, CA 94080, U.S.A ("Customer").
WHEREAS
A.    Customer and Lonza are parties to a Development and Manufacturing Services Agreement dated 6th September 2017, as amended (the "Agreement"); and
B.    The Parties now wish to amend the terms of the Agreement.
NOW THEREFORE in consideration of the mutual promises and covenants contained herein and other good and valuable consideration the sufficiency of which is acknowledged, it is hereby agreed by and between the parties to amend the Agreement as follows:
1.    Clause 2.2 of the Agreement shall be amended to read as follows:
2.2Lonza shall manufacture cGMP Batches to [***]. Lonza shall use commercially reasonable endeavours to meet Customer's timelines, however, owing to the unpredictable nature of the biological processes involved in the Services, the timescales set down for the performance of the Services are estimated only. Lonza shall advise Customer of any material risks with regard to Customer's preferred timeline.
2.    Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF the Parties have caused this Amendment to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of	...................................................
LONZA SALES AG	...................................................TITLE

Signed for and on behalf of	...................................................
LONZA SALES AG	...................................................TITLE

Signed for and on behalf of	...................................................
DENALI THERAPEUTICS INC.	...................................................TITLE

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.